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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                      December 7, 1998 (October 15, 1998)


                                 Evercom, Inc.
                                 -------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       Delaware                  333-33639                   75-2680266
   (STATE OR OTHER        (COMMISSION FILE NUMBER)         (IRS EMPLOYER
   JURISDICTION OF                                       IDENTIFICATION NO.)
   INCORPORATION)


                              8201 Tristar Drive
                             Irving, Texas  75063
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


              Registrant's telephone number, including area code:
                                (972) 988-3737


                             Talton Holdings, Inc.
                    1209 N. West Carrier Parkway, Suite 300
                          Grand Prairie, Texas  75050
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

     On October 15, 1998, the Registrant's Board of Directors named Dennis L. Whipple as Chief Executive Officer and President of the Registrant. An employment agreement between Mr. Whipple and the Registrant is still under negotiation. The Board also unanimously recommended that Mr. Whipple become a Director of the Registrant and be named Chairman of the Board.

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                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  December 7, 1998             EVERCOM, INC.


                                        By: /s/ Jeffrey D. Cushman
                                            ----------------------------------
                                                Jeffrey D. Cushman
                                                Chief Financial Officer

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